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                                                                   EXHIBIT 99.1


NEWS BULLETIN FROM

[COVANSYS LOGO]



FOR FURTHER INFORMATION

Covansys:                               Joele Frank, Wilkinson Brimmer Katcher:
James S. Trouba                         Eden Abrahams / Andrew Siegel
Tel: (248) 848-8896                     Tel: (212) 355-4449
jtrouba@covansys.com                    ea@joelefrank.com / abs@joelefrank.com



              COVANSYS TO RESUME TRADING UNDER TICKER SYMBOL "CVNS"
                           ON MONDAY, AUGUST 16, 2004

          COMPANY IS FULLY COMPLIANT WITH ALL NASDAQ LISTING STANDARDS
                         AND CURRENT IN ITS SEC FILINGS

FARMINGTON HILLS, MI, August 13, 2004 -- Covansys Corporation (NASDAQ: CVNS), a leading global provider of strategic outsourcing and integration services, today announced that, with the filing of its Form 10-Q for the period ended March 31, 2004 and of its restated periodic reports for prior periods, it has regained compliance with Nasdaq Marketplace Rule 4310(c)(14) requiring the timely filing of its financial reports with the Securities and Exchange Commission ("SEC"). As a result, Covansys will resume trading under the ticker symbol "CVNS" effective Monday, August 16, 2004.

Covansys also announced that its Form 10-Q for the period ending June 30, 2004 has been filed with the SEC. The Form 10-Q and Covansys' other recently filed documents can be obtained by visiting the SEC's website at www.sec.gov.

James S. Trouba, Chief Financial Officer of Covansys, said, "We are pleased to have regained compliance with the Nasdaq standards and appreciate the continued support and patience of our investors as we worked to conclude our inventory review process. With this matter now behind us, we look forward to focusing on the core fundamentals of our business and the opportunities that lie ahead in the second half of 2004."

ABOUT COVANSYS
Covansys Corporation, (NASDAQ: CVNS), is a global consulting and technology services company specializing in industry-specific solutions, strategic outsourcing and integration services through a unique onsite, off-site, offshore delivery model that helps clients achieve rapid deployment, world-class quality and reduced costs. Founded in 1985, Covansys has successfully delivered an array of innovative and cost-effective business and technical solutions to leaders in the private and public sectors. With one of the largest offshore capabilities of any technology services provider based in the United States, Covansys has achieved the SEI's CMM(R) Level 5 quality ratings at two of its offshore development centers in India.



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SAFE HARBOR STATEMENT
With the exception of statements regarding historical matters and statements concerning our current status, certain matters discussed herein are forward-looking statements that involve substantial risks and uncertainties. Such forward-looking statements may be identified by the words "anticipate," "believe," "estimate," "expect" or "intend" and similar expressions. Our actual results, performance or achievements could differ materially from these forward-looking statements.

Factors that could cause or contribute to such material differences include actions by governmental or regulatory agencies, general economic conditions and conditions in the IT industry such as the demand for IT services, public sector government budgetary constraints, potential cost overruns on fixed-price projects, effective application of the percentage of completion method of accounting for fixed priced contracts, risks related to merger, acquisition and strategic investment strategy, variability of operating results, government regulation of immigration, exposure to regulatory, political and economic conditions in India and Asia, competition in the IT services industry, the short-term nature and termination provisions of contracts, economic conditions unique to clients in specific industries and limited protection of intellectual property rights. These and other factors are described in the Company's filings with the U.S. Securities and Exchange Commission.